UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June, 1999

                   -------------------------------------
                     Commission file number 000-25415

                    TWIN FACES EAST ENTERTAINMENT CORP.
            (Exact name of registrant as specified in charter)
                   -------------------------------------

Nevada                                            22-3374562
(State of other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)               Identification Number)

1850 E. Flamingo Rd #111-A
Las Vegas, Nevada                                 89119
(Address of Principal Executive Office)           (Zip Code)

                              (702) 866-5858
             (Registrant's Executive Office Telephone Number)

                                Copies To:

                           Donald J. Stoecklein
                               Legal Counsel
                      1850 E. Flamingo Rd., Suite 111
                         Las Vegas, Nevada  89119
                              (702) 794-2590



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

Worldwide Golf Resources, Inc.  Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,

Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


The Company announced that it has been cleared by NASD to be submitted for quotation on the OTC Bulletin Board under the trading symbol "TFAC".



Item No. 6.    Resignation of Registrant's Directors.


No events to report.

Worldwide Golf Resources, Inc.  Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

Exhibit- Press Release dated 6-29-99

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Twin Faces East Entertainment Corp.


By:/s/ Michael Smolanoff                     Dated:  June 30, 1999
   ---------------------------------------
       Michael Smolanoff, CEO/ President


By:/s/ Stan Teeple                            Dated: June 30, 1999
   ---------------------------------------
       Stan Teeple, Secretary/ Treasurer

TWIN FACES EAST
ENTERTAINMENT CORPORATION

OTCBB - "TFAC"

NEWS RELEASE

FOR IMMEDIATE RELEASE
June 30, 1999

                 TWIN FACES EAST ENTERTAINMENT CORPORATION
                     STARTS TRADING ON  OTCBB ("TFAC")

     LAS   VEGAS,  NEVADA  -  TWIN  FACES  EAST  ENTERTAINMENT  CORPORATION
announced today that the Company has been cleared by NASD to be submitted for quotation on the OTC Bulletin Board under the trading symbol "TFAC".

     The Company is in the development stage as a producer of entertainment and educational related programming and technology, which originated through the efforts of Dr. Michael Smolanoff, a director and officer of the Company. Our products include;
(i) the trademarked process called ReadSpeakT a method of captioning audio/visual media intended to facilitate a viewer/listener in making an association between spoken and written words. The ReadSpeakT technology deploys "euthetic captions" to produce written words that are esthetically positioned on the viewing screen, such that the written word appears to emerge from the speakers mouth at the precise moment it is spoken, thereby facilitating the association between the spoken and written word.
(ii) Documentary films of Dr. Albert Einstein are the result of Dr.
     Smolanoff's acquisition of the films from Peter A. Buckey. Peter A. Buckey, the son of one of Albert Einstein's oldest and closest friends, provides a rare insight into Albert Einstein's private life, opinions, and foibles that are now folded into unique and rare videos.
(iii)Feature film and television scripts such as "Pages From A Rabbit Journal"TM, a series of stories that follow the adventures of Rainbow Rabbit, his mother Sarah, and his father Robbie, through many scary adventures as the search for Rabbit City. The story will be turned into a series of twenty-six, twenty-two minute animated episodes. The first will be a half-hour TV Special for Easter 2000.
(iv) The "Real Man" film takes place in an inner city environment, and deals with one mans struggle to free himself from the bonds of oppression and poverty. The film will allow all people to experience our differences as well as our similarities.

The matters discussed in this news release may be considered "forward-looking"' statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, actual results could differ materially from those indicated by such forward-looking statements.